==============================================================

                PURCHASE AND SALE AGREEMENT




                          between




                  MAIL-WELL I CORPORATION
           as initial Servicer and as Guarantor,



       THE ORIGINATORS FROM TIME TO TIME PARTY HERETO


                            and



          MAIL-WELL TRADE RECEIVABLE CORPORATION,
                        as Purchaser





                  Dated as of July 1, 1999


==============================================================

                            TABLE OF CONTENTS

ARTICLE I   AMOUNTS AND TERMS OF THE PURCHASES                            -1-
      SECTION 1.1.  Agreement to Purchase and Sell                        -1-
      SECTION 1.2.  Purchases and Conveyance                              -2-
      SECTION 1.3.  Purchase Price                                        -2-
      SECTION 1.4.  Payments of Purchase Price                            -2-
      SECTION 1.5.  The Originator Notes                                  -3-
      SECTION 1.6.  Payments and Computations, Etc.                       -4-
      SECTION 1.7.  Limited Repurchase Obligation.                        -4-
      SECTION 1.8.  No Recourse                                           -5-
      SECTION 1.9.  True Sales                                            -5-

ARTICLE II  CONDITIONS TO PURCHASES; REPRESENTATIONS AND WARRANTIES;
            COVENANTS; PURCHASE AND SALE TERMINATION EVENTS               -5-
      SECTION 2.1.  Conditions to Purchases                               -5-
      SECTION 2.2.  Representations and Warranties; Covenants             -6-
      SECTION 2.3.  Purchase and Sale Termination Events                  -6-

ARTICLE III INDEMNIFICATION                                               -6-
      SECTION 3.1.  Indemnities by each Originator and the Guarantor      -6-

ARTICLE IV  ADDITIONAL RIGHTS AND OBLIGATIONS
            IN RESPECT OF THE RECEIVABLES POOL                            -8-
      SECTION 4.1.  Servicing of Receivables Pool and Related Assets      -8-
      SECTION 4.2.  Rights of the Purchaser; Enforcement Rights           -9-
      SECTION 4.3.  Responsibilities of each Originator                  -10-
      SECTION 4.4.  Further Action Evidencing Purchases                  -10-

ARTICLE V   MISCELLANEOUS                                                -11-
      SECTION 5.1.  Amendments, Etc.                                     -11-
      SECTION 5.2.  Notices, Etc.                                        -11-
      SECTION 5.3.  Acknowledgment and Consent                           -12-
      SECTION 5.4.  Binding Effect; Assignability                        -12-
      SECTION 5.5.  Costs, Expenses and Taxes                            -13-
      SECTION 5.6.  No Proceedings; Limitation on Payments               -13-
      SECTION 5.7.  GOVERNING LAW AND JURISDICTION                       -13-
      SECTION 5.8.  Execution in Counterparts                            -14-
      SECTION 5.9.  Survival                                             -14-
      SECTION 5.10.  WAIVER OF JURY TRIAL                                -14-
      SECTION 5.11.  Entire Agreement                                    -14-
      SECTION 5.12.  Headings                                            -14-
      SECTION 5.13.  Addition of Originators                             -14-
      SECTION 5.14.  Confidentiality                                     -15-
      SECTION 5.15.  Performance Guaranty                                -15-

                                   (i)

EXHIBIT I   CONDITIONS OF PURCHASES
EXHIBIT II  REPRESENTATIONS AND WARRANTIES
EXHIBIT III COVENANTS
EXHIBIT IV  PURCHASE AND SALE TERMINATION EVENTS

ANNEX A     DEFINITIONS
ANNEX B     FORM OF ORIGINATOR NOTE
ANNEX C     FORM OF JOINDER AGREEMENT

                                   (ii)

                     PURCHASE AND SALE AGREEMENT


   This PURCHASE AND SALE AGREEMENT (this "Agreement") is entered
                                           ---------
into as of July 1, 1999 among MAIL-WELL I CORPORATION, a Delaware corporation, as initial Servicer (the "Servicer") and as guarantor
                                       --------
(the "Guarantor"), the Originators from time to time party hereto
      ---------
(each, an "Originator") and MAIL-WELL TRADE RECEIVABLE CORPORATION, a
           ----------
Colorado corporation, as purchaser (the "Purchaser").
                                         ---------

                        PRELIMINARY STATEMENTS

   a. Unless otherwise defined herein or the context otherwise requires, certain terms that are used throughout this Agreement (including the Exhibits hereto) are defined in (i) Annex A to this Agreement and (ii) if not otherwise
               -------
        defined herein or in Annex A, in Exhibit I to the
                             -------
        Receivables Purchase Agreement, dated as of the date hereof, among the Purchaser, the Servicer, Quincy Capital Corporation, the Alternate Purchasers from time to time party thereto and Bank of America National Trust and Savings Association, as Administrator (as the same may be amended, modified or supplemented from time to time, the "RPA").
                                                         ---
        Any reference to "this Agreement" or "the Purchase and Sale Agreement", including any such reference in any Exhibit hereto, shall mean this Agreement in its entirety, including the Exhibits and other attachments hereto, as amended, modified or supplemented from time to time in accordance with the terms hereof.

   b. Each Originator wishes to sell Receivables that it now owns and from time to time hereafter will own to the Purchaser, and the Purchaser is willing, on the terms and subject to the conditions contained in this Agreement, to purchase or accept such Receivables from such Originator at such time.

   c. The Purchaser has entered into the RPA pursuant to which, among other things, the Purchaser may sell to the Issuer thereunder, undivided ownership interests in the Receivables Pool and Related Assets.

   In consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:


                             ARTICLE I

                AMOUNTS AND TERMS OF THE PURCHASES
                ----------------------------------

   SECTION 1.1. Agreement to Purchase and Sell. On the terms and conditions hereinafter set forth, each Originator agrees to sell to the Purchaser, and the Purchaser agrees to purchase or accept from such Originator, at the times set forth in Section 1.2 herein, but prior to the Purchase and Sale Termination Date, all of its right, title, and interest in, to and under (a) all Receivables of such Originator, (b) all Related Security with respect to such Receivables, (c) all Collections with respect to each such Receivable, and (d) all proceeds of, and all other amounts received or receivable under any or all of, the foregoing. The items listed in clauses (b), (c) and (d) of the preceding sentence
                -----------  ---     ---
in relation to any Receivables are herein collectively called the "Related Assets" or, with respect to any such Receivable, the
 --------------
"Related Asset".
 -------------

   SECTION 1.2.  Purchases and Conveyance.
                 ------------------------

   (a)  Initial Purchase.  Each Originator hereby sells,
        ----------------
transfers, assigns and conveys to the Purchaser (without any formal or other instrument of assignment and without further action by any Person) all of its right, title and interest in and to all of the Receivables and the Related Assets of such Originator that exist at the opening of such Originator's business on the Effective Date (or, with respect to any Originator added in accordance with Section 5.13, on the date such Originator becomes a party hereto).

   (b)  Regular Purchases.  After the date of the initial purchase
        -----------------
hereunder until the Purchase and Sale Termination Date, each Receivable and Related Asset of each Originator shall be deemed to have been sold, transferred, assigned and conveyed to the Purchaser pursuant hereto immediately (and without any formal or other instrument of assignment and without further action by any Person) upon the creation of such Receivable.

   (c)  Prior Purchases.  Prior to the Effective Date, certain
        ---------------
Originators party hereto on the date hereof sold, transferred, assigned or conveyed Receivables and Related Assets to the Purchaser pursuant to the Prior Purchase Agreement (the "Prior Transfers"). Each Originator
                                   ---------------
hereby confirms and reaffirms the Prior Transfers, if any, made (or purported to be made) by such Originator, acknowledges that such Originator has received fair consideration for such Prior Transfers and agrees that such Prior Transfers shall otherwise be subject to the terms, conditions, representations, warranties, covenants, indemnities and other provisions contained herein (excluding Sections 1.3, 1.4, 1.5
                                                 ----------------------
and 2.1) as though such Prior Transfers were made on the Effective
-------
Date.

   (d)  Contribution.  On the Effective Date, Mail-Well I
        ------------
Corporation shall, and hereby does, contribute to the capital of the Purchaser, cash in an amount equal to $20,000,000.

   SECTION 1.3.  Purchase Price.  The amount payable by the
                 --------------
Purchaser to each Originator (the "Purchase Price") for each Pool
                                   --------------
Receivable and Related Asset purchased by Purchaser from such Originator on each Payment Day under this Agreement shall be equal to the Outstanding Principal Balance of such Pool Receivable minus the Discount for such Pool Receivable.

   SECTION 1.4.  Payments of Purchase Price.
                 --------------------------

   (a)  Upon fulfillment of the conditions set forth in Exhibit I,
                                                        ---------
the Purchase Price for each Pool Receivable and Related Asset shall be paid or provided for in the manner provided below on the day each such Pool Receivable and Related Asset is sold to the Purchaser hereunder (each such day, a "Payment Day").
                                           -----------

     (b)  The Purchase Price for each Pool Receivable and Related
Asset shall be paid by the Purchaser to each Originator on each Payment Day as follows:

          (i) First, subject to the proviso to Section 1.7, by
              -----                            -----------
     netting against such Purchase Price any Repurchase Amounts or Dilution amounts owed by such Originator to Purchaser pursuant to
     Section 1.7;
     -----------

          (ii) Second, by making a cash payment to such
               ------
     Originator to the extent that the Purchaser has cash available to make such payment (including cash from the net proceeds of a sale of undivided interests in the Receivables Pool to the Issuer) subject to the terms of the RPA; and

          (iii) Third, the remaining portion of such Purchase
                -----
     Price not paid pursuant to clauses (i) and (ii) above, shall
                                -----------     ----
     be paid by means of an automatic increase to the outstanding principal amount of the Originator Note of such Originator.

     SECTION 1.5.  The Originator Notes.
                   --------------------

     (a) On or prior to the Effective Date (or, with respect to any Originator added in accordance with Section 5.13, on or prior to the date such Originator becomes a party hereto), the Purchaser shall deliver to each Originator a promissory note in the form of Annex B to
                                                            -------
this Agreement payable to the order of such Originator (each such promissory note, as it may be amended, supplemented, endorsed or otherwise modified from time to time, together with any promissory notes issued from time to time in substitution therefor or renewal thereof in accordance with the Transaction Documents, being called an "Originator
                                                            ----------
Note"), which Originator Note shall, accordance with its terms, be
----
subordinated to all interests in Receivables and Related Assets and all obligations of the Purchaser, of any nature, whether now or hereafter arising under or in connection with the RPA.

     (b) The Servicer shall hold each Originator Note for the benefit of the applicable Originator, and shall make all appropriate record-keeping entries with respect to such Originator Note or otherwise to reflect the payments on and adjustments of such Originator Note. The Servicer's books and records shall constitute rebuttable presumptive evidence of the principal amount of and accrued interest on such Originator Note at any time. Each Originator hereby irrevocably authorizes the Servicer to mark its Originator Note "CANCELLED" and to return such Originator Note to the Purchaser upon the full and final payment thereof after the Purchase and Sale Termination Date.

     SECTION 1.6.  Payments and Computations, Etc.
                   -------------------------------

     (a) All amounts to be paid or deposited by any Originator, the Guarantor or the Servicer or the Purchaser hereunder shall be paid or deposited no later than 12:00 noon (New York City time) on the day when due in same day funds. All amounts received after 12:00 noon (New York City time) will be deemed to have been received on the immediately succeeding Business Day.

     (b) Each Originator, the Servicer and the Guarantor shall, to the extent permitted by law, pay interest on any amount not paid or deposited by such Person when due hereunder, at an interest rate per annum equal to 2.0% per annum above the Base Rate, payable on demand.

     (c) Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of such payment or deposit.

     SECTION 1.7.  Limited Repurchase Obligation.  In the event that
                   -----------------------------
(i) any of the representations or warranties of any Originator contained in paragraphs (h) or (n) of Exhibit II hereof with respect to any
   --------------    ---    ----------
Pool Receivable shall be or have been incorrect in any material respect as of the date made or re-made, (ii) any Originator shall have failed to comply with the provisions of paragraph (d) of Exhibit III hereof
                              -------------    -----------
with respect to any Pool Receivable or (iii) any Pool Receivable from any Originator shall be subject to any Dilution, then upon notice given to such Originator by the Purchaser, the Servicer or the Administrator, such Originator shall within fifteen (15) days after its receipt of such notice, cure the default of such covenant or eliminate or otherwise cure the circumstances or condition giving rise to such Dilution or in respect of which the representation or warranty was incorrect as of the time made, as the case may be. In the event that such Originator is unable to so cure such default or so eliminate or otherwise cure such circumstances or condition within such period of time, it shall immediately purchase such Pool Receivable and Related Asset from the Purchaser or pay to the Purchaser the amount of such Dilution, as the case may be, by depositing Dollars in immediately available funds to the Collections Account in an amount equal to the Outstanding Principal Balance of such Pool Receivable plus the accrued and unpaid interest, if any, payable thereunder as of the date of purchase (the "Repurchase
                                                         ----------
Amount") or the amount of such Dilution, as the case may be;
------
provided, however, that prior to the occurrence of any Purchase and
--------  -------
Sale Termination Event or any Unmatured Purchase and Sale Termination Event, any such Repurchase Amount or Dilution amount payable to the Purchaser shall be netted against the Purchase Price of newly created Receivables in accordance with Section 1.4(b)(i) but only to the
                               -----------------
extent of the Purchase Price payable on the Payment Day on which such amount is due. Upon any such purchase, the Purchaser shall execute and deliver such instruments of release, transfer or assignment, in each case "as is" and without recourse, as shall be necessary to vest in such Originator title to whatever interest the Purchaser may have in such Pool Receivable and Related Asset.

     SECTION 1.8.  No Recourse.  Except as specifically provided in
                   -----------
this Agreement, the purchase and sale of each Pool Receivable and Related Asset under this Agreement shall be without recourse to any Originator; provided, that each Originator shall be liable to the
            --------
Purchaser for all representations, warranties, covenants and indemnities made by such Originator pursuant to the terms of this Agreement, it being understood that such liability of such Originator will not arise on account of the failure of the Obligor for credit reasons to make any payment in respect of a Pool Receivable.

     SECTION 1.9.  True Sales.
                   ----------

     (a) Each Originator and the Purchaser intend the transactions hereunder to constitute true sales of Receivables and Related Assets by each Originator to the Purchaser providing the Purchaser with the full benefits of ownership thereof, and no party hereto intends the transactions contemplated hereunder to be, or for any purpose to be characterized as, a loan from the Purchaser to any Originator.

     (b) In the event (but only to the extent) that the conveyance of Receivables and Related Assets hereunder is characterized by a court or other Governmental Authority as a loan rather than a sale, each Originator shall be deemed hereunder to have granted to the Purchaser, and each Originator hereby grants to the Purchaser, a security interest in all of such Originator's right, title and interest in, to and under all of the following, whether now or hereafter owned, existing or arising: (A) all Receivables of such Originator, (B) all Related Security with respect to each such Receivable, (C) all Collections with respect to each such Receivable, and (D) all proceeds of, and all amounts received or receivable under any or all of, the foregoing. Such security interest shall secure all of such Originator's obligations (monetary or otherwise) under this Agreement and the other Transaction Documents to which it is a party, whether now or hereafter existing or arising, due or to become due, direct or indirect, absolute or contingent. The Purchaser shall have, with respect to the property described in this Section 1.9(b), and in addition to all the other
                  --------------
rights and remedies available to the Purchaser under this Agreement and applicable law, all the rights and remedies of a secured party under any applicable UCC, and this Agreement shall constitute a security agreement under applicable law.


                           ARTICLE II

      CONDITIONS TO PURCHASES; REPRESENTATIONS AND WARRANTIES;
          COVENANTS; PURCHASE AND SALE TERMINATION EVENTS
          -----------------------------------------------

     SECTION 2.1.  Conditions to Purchases.  The obligation of the
                   -----------------------
Purchaser to make any purchase of any Receivable and Related Asset hereunder is subject to satisfaction of the conditions to purchase set forth in Exhibit I hereto.
         ---------

     SECTION 2.2.  Representations and Warranties; Covenants.  Each
                   -----------------------------------------
Originator and the Guarantor hereby makes the representations and warranties, and hereby agrees to perform and observe the covenants, set forth in Exhibits II and III, respectively, hereto.
         -----------     ---

     SECTION 2.3.  Purchase and Sale Termination Events.  If any of
                   ------------------------------------
the Purchase and Sale Termination Events set forth in Exhibit IV
                                                      ----------
hereto shall occur, the Purchaser may, by notice to each Originator (with a copy to the Administrator), declare the "Purchase and Sale Termination Date" to have occurred; provided that automatically upon
                                    --------
the occurrence of an event (without any requirement for the passage of time or the giving of notice) described in clause (f) of Exhibit IV
                                           ----------    ----------
hereto the Purchase and Sale Termination Date shall occur.

     The agreement of each Originator to sell Receivables and Related Assets hereunder, and the agreement of the Purchaser to purchase or accept Receivables and Related Assets from each Originator hereunder, shall terminate automatically on the earlier to occur of (i) the Purchase and Sale Termination Date and (ii) the Facility Termination Date. Notwithstanding the occurrence of the Purchase and Sale Termination Date, all obligations of each Originator and Purchaser under the Transaction Documents that shall have arisen prior to the Purchase and Sale Termination Date shall survive until each such obligation has been finally and fully paid and performed by each such Originator or the Purchaser, as applicable.

     Upon the occurrence of a Purchase and Sale Termination Event, the Purchaser shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative. Without limiting the foregoing, the occurrence of a Purchase and Sale Termination Event hereunder shall not deny to the Purchaser any remedy to which the Purchaser may be otherwise appropriately entitled, whether by statute or applicable law, at law or in equity.


                            ARTICLE III

                          INDEMNIFICATION
                          ---------------

     SECTION 3.1.  Indemnities by each Originator and the Guarantor.
                   ------------------------------------------------
Without limiting any other rights which the Purchaser may have hereunder or under applicable law, each Originator and the Guarantor hereby agrees to indemnify the Purchaser from and against any and all claims, damages, expenses, losses and liabilities (including Attorney Costs) (all of the foregoing being collectively referred to as "Damages") arising out of
                                             -------
or resulting from this Agreement (whether directly or indirectly) or the use of proceeds of purchases or the ownership of any Pool Receivable or Related Asset, excluding, however, (a) Damages to the extent resulting from gross negligence or willful misconduct on the part of the Purchaser, (b) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Pool Receivables to be written off consistent with the Credit and Collection Policy, or (c) any net income taxes or franchise taxes imposed on the Purchaser by the jurisdiction under the laws of which the Purchaser is organized or qualified (or should be qualified) to do business or any political subdivision thereof. Without limiting or being limited by the foregoing, and subject to the exclusions set forth in the preceding sentence, each Originator and the Guarantor shall pay on demand to the Purchaser any and all amounts necessary to indemnify the Purchaser from and against any and all Damages relating to or resulting from any of the following:

          (i) the failure of any Receivable sold by such Originator to the Purchaser hereunder to be an Eligible Receivable at the time of such sale, the failure of any information delivered with respect to any such Receivable to be true and correct, or the failure of any other information provided by such Originator to the Purchaser, the Servicer or any Securitization Party with respect to any Receivable or Related Asset or this Agreement to be true and correct;

          (ii) the failure of any representation or warranty or statement made or deemed made by such Originator or Guarantor (or any of its officers) under or in connection with this Agreement or any other Transaction Document to have been true and correct in all respects when made;

          (iii) the failure by such Originator to comply with the Credit and Collection Policy or any applicable law, rule or regulation with respect to any Receivable or Related Asset; or the failure of any Receivable or Related Asset created by such Originator to conform to any such applicable law, rule or regulation;

          (iv) the failure to vest, and maintain vested, in the Purchaser a valid and enforceable (A) ownership interest in each Receivable and Related Asset created by such Originator and (B) a first priority perfected security interest in the items described in Section 1.9(b), in each case, free and clear of any Adverse
        --------------
     Claim;

          (v) Intentionally Omitted;

          (vi) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable created by such Originator (including, without limitation, a defense based on such Receivable or the related Contract Document not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the goods or services related to such Receivable or the furnishing or failure to furnish such goods or services or relating to collection activities with respect to such Receivable (if such collection activities were performed by such Originator, or any of its Affiliates, acting as Servicer or by any agent or independent contractor retained by such Originator or any of its Affiliates);

          (vii) any failure of such Originator or Guarantor to perform its duties or obligations in accordance with the provisions of this Agreement or any other Transaction

     Document or to perform its duties or obligations in connection with any Receivable or Related Asset;

          (viii) any claim (including, without limitation, any breach of warranty, product liability or environmental claim), investigation, litigation or proceeding arising out of or in connection with any Receivable or Related Asset;

          (ix) the commingling of Collections of Receivables created by such Originator at any time with other funds and any lost, mutilated, destroyed or missing Contract Documents;

          (x) any investigation, litigation or proceeding related to this Agreement or any other Transaction Document or the use of proceeds of purchases or reinvestments or the ownership of the Purchased Interest or in connection with any Receivable or Related Security created by such Originator;

          (xi) any requirement that all or a portion of any payments made by such Originator or Guarantor pursuant to this Agreement shall be rescinded or otherwise must be returned for any reason; or

          (xii) the enforcement of any Transaction Document against such Originator or Guarantor.

     Indemnification under this Section 3.1 shall survive the
                                -----------
termination of this Agreement and shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation.


                             ARTICLE IV

                 ADDITIONAL RIGHTS AND OBLIGATIONS
                 IN RESPECT OF THE RECEIVABLES POOL
                 ----------------------------------

     SECTION 4.1.  Servicing of Receivables Pool and Related Assets.
                   ------------------------------------------------
Consistent with the Purchaser's ownership of the Receivables Pool and the Related Assets, the Purchaser shall have the sole right to service, administer and collect the Receivables Pool, to assign such right and to delegate such right to others. In consideration of the Purchaser's purchase of the Receivables Pool and the Related Assets, each Originator agrees to cooperate fully with the Purchaser to facilitate the full and proper performance of such duties and obligations for the benefit of the Purchaser and the Securitization Parties.

     SECTION 4.2.  Rights of the Purchaser; Enforcement Rights.
                   -------------------------------------------

     (a)  Subject to the repurchase obligation of each Originator under Section 1.7, the Purchaser shall have no obligation (i) to
      -----------
account for, to replace, to substitute or to return any Pool Receivable and Related Asset to any Originator or (ii) to account for, or to return to any Originator any Collections, or any interest or other finance charge collected pursuant thereto, without regard to whether such Collections and charges are in excess of the Purchase Price for such Pool Receivable and Related Asset.

     (b) The Purchaser shall have the unrestricted right to further assign, transfer, deliver, hypothecate, subdivide or otherwise deal with the Receivables Pool and Related Assets, and all of the Purchaser's right, title and interest in, to and under this Agreement, on whatever terms the Purchaser shall determine.

     (c) The Purchaser shall have the sole right to retain any gains or profits created by buying, selling or holding the Receivables Pool and Related Assets and shall have the sole risk of and responsibility for losses or damages created by such buying, selling or holding.

     (d)  At any time following the designation of a successor
Servicer under the Servicing Agreement:

          (i) the Administrator may direct the Obligors that payment of all amounts payable under any Pool Receivable be made directly to the Administrator or its designee;

          (ii) the Administrator may instruct each Originator to give notice of the Purchaser's or the Securitization Parties' interest in the Pool Receivables created by such Originator to each Obligor, which notice shall direct that payments be made directly to the Administrator or its designee, and upon such instruction from the Administrator, each such Originator shall give such notice at the expense of such Originator; provided,
                                                         --------
     that if such Originator fails to so notify each Obligor, the Administrator may so notify such Obligors; and

          (iii) the Administrator may request each Originator to, and upon such request each such Originator shall, (A) assemble all of the records necessary or desirable to collect the Pool Receivables created by such Originator and the Related Assets, and transfer or license the use of, to the successor Servicer, all software (to the extent permitted under the terms of the agreements governing the use of such software (or, in the event not permitted, such Originator shall take reasonable steps to assist in obtaining such permission)) necessary or desirable to collect such Pool Receivables and the Related Assets, and make the same available to the Administrator or its designee at a place selected by the Administrator, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections with respect to the Receivables Pool in a manner acceptable to the Administrator and, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Administrator or its designee.

     (e) Each Originator hereby authorizes the Purchaser, and irrevocably appoints the Purchaser as its attorney-in-fact with full power of substitution and with full authority in the place and stead of such Originator, which appointment is coupled with an interest, to take any and all steps in the name of such Originator and on behalf of such Originator necessary or desirable, in the determination of the Purchaser, to collect any and all amounts or portions thereof due under any Pool Receivable or Related Asset, including, without limitation, endorsing the name of such Originator on checks and other instruments representing Collections and on such instruments or documents as may be necessary to effect foreclosure, repossession or other conversions of the ownership of any Related Asset, and enforcing such Pool Receivable and Related Asset. Notwithstanding anything to the contrary contained in this subsection (e), none of the powers conferred upon such attorney-in-fact pursuant to the immediately preceding sentence shall subject such attorney-in-fact to any liability if any action taken by it shall prove to be inadequate or invalid, nor shall they confer any obligations upon such attorney-in-fact in any manner whatsoever.

     SECTION 4.3.  Responsibilities of each Originator.  Anything
                   -----------------------------------
herein to the contrary notwithstanding:

          (a) Each Originator agrees to deliver directly to the Servicer (for deposit to the Collection Account), within one Business Day of receipt thereof, any Collections that it receives, in the form so received, and agrees that all such Collections shall be deemed to be received in trust for the Purchaser and shall be maintained and segregated separate and apart from all other funds and moneys of such Originator until delivery of such Collections to the Servicer; and

          (b) Each Originator shall (i) perform all of its obligations hereunder and under each Pool Receivable and Related Asset to the same extent as if such Pool Receivable and Related Asset had not been sold hereunder, and the exercise by the Purchaser or its designee or assignee of the Purchaser's rights hereunder or in connection herewith shall not relieve such Originator from such obligations and (ii) pay when due any taxes, including, without limitation, any sales taxes payable in connection with any Pool Receivable and their creation and satisfaction.

     SECTION 4.4.  Further Action Evidencing Purchases.  Each
                   -----------------------------------
Originator agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action upon the reasonable request of the Purchaser, in order to perfect or protect the purchase by the Purchaser of the Receivables Pool and Related Assets hereunder, or to enable the Purchaser to exercise or enforce any of its rights hereunder or under any other Transaction Document. Each Originator further agrees from time to time, at its expense, promptly to take all action that the Purchaser, the Servicer or the Administrator may reasonably request in order to perfect or protect such purchase of the Receivables Pool and

Related Assets or to enable the Purchaser (and its successors and assigns) to exercise or enforce any of its or their respective rights hereunder or under any other Transaction Document in respect of the Receivables Pool and Related Assets. Without limiting the generality of the foregoing, upon the request of the Purchaser, each Originator or the Administrator will:

          (a) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as the Purchaser or the Administrator may reasonably determine to be necessary or appropriate; and

          (b) mark the master data processing records to reflect the sale of the Receivables Pool and Related Assets pursuant to this Agreement.

     Each Originator hereby authorizes the Purchaser or its designee or assignee to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Pool Receivables and Related Assets created by such Originator, in each case whether now existing or hereafter generated. If any Originator fails to perform any of its agreements or obligations under this Agreement, the Purchaser or its designee or assignee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Purchaser or its designee or assignee incurred in connection therewith shall be payable by such Originator under Section 5.5.
                                 -----------


                              ARTICLE V

                            MISCELLANEOUS
                            -------------

     SECTION 5.1.  Amendments, Etc.  No amendment or waiver of any
                   ----------------
provision of this Agreement or consent to any departure by any Originator or the Guarantor therefrom shall be effective unless in a writing signed by the parties hereto (and consented to by the Administrator), and, any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of any Originator, the Purchaser, the Guarantor, the Servicer or the Administrator to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

     SECTION 5.2.  Notices, Etc.  All notices and other
                   -------------
communications hereunder shall, unless otherwise stated herein, be in writing (which shall include facsimile communication) and sent or delivered, to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. Notices and communications by facsimile shall be effective when sent (and shall be followed by hard copy sent by first class mail), and notices and communications sent by other means shall be effective when received.

     SECTION 5.3.  Acknowledgment and Consent.
                   --------------------------

     (a) Each Originator and the Guarantor acknowledges that, contemporaneously herewith or at any time hereafter, the Purchaser (i) is assigning or will assign to the Issuer, pursuant to the RPA, one or more undivided interests in all of the Purchaser's rights, title and interest in, to and under the Receivables Pool and Related Assets, and
(ii) is assigning to the Issuer pursuant to the RPA all of the Purchaser's right, title and interest in, to and under this Agreement, it being understood that such assignment shall not relieve any party hereto from (or require any of the Securitization Parties to undertake) the performance of any term, covenant or agreement on the part of any party hereto to be performed or observed under or in connection with this Agreement. Each Originator and the Guarantor hereby consents to such assignments, including, without limitation, the assignment by the Purchaser to the Issuer of (i) the right of the Purchaser, at any time, to enforce this Agreement against such Originator or Guarantor and the obligations of such Originator or Guarantor hereunder, (ii) the right, at any time, in accordance with the terms hereof, to give or withhold any and all consents, requests, notices, directions, approvals, demands, extensions or waivers under or with respect to this Agreement, any other Transaction Document or the obligations in respect of such Originator or Guarantor thereunder to the same extent as the Purchaser may do, and
(iii) all of the Purchaser's rights, remedies, powers and privileges, and all claims of the Purchaser against such Originator or Guarantor, under or with respect to this Agreement and the other Transaction Documents (whether arising pursuant to the terms of this Agreement or otherwise available at law or in equity). Each of the parties hereto acknowledges and agrees that the Securitization Parties and the other Affected Persons are third party beneficiaries of the rights of the Purchaser arising hereunder and under the other Transaction Documents to which any Originator or the Guarantor is a party.

     (b)  Each Originator and the Guarantor hereby agrees to execute all agreements, instruments and documents, and to take all other action, that the Purchaser or the Administrator determines is necessary or reasonably desirable to evidence its consent described in
Section 5.3(a).
--------------

     (c) Each Originator and the Guarantor hereby acknowledges that its obligations to the Securitization Parties, as assignees of the Purchaser, are and shall be, to the extent permitted by applicable law or not prohibited by any order of any court or administrative or regulatory authority, absolute and unconditional under any and all circumstances and shall be unaffected by any claims, offsets or other defenses such Originator or Guarantor may have against the Purchaser, and each Originator and the Guarantor agrees that it shall not interpose any such claims, offsets or defenses as a defense to its performance of its obligations under this Agreement or any other Transaction Documents to which it is a party.

     SECTION 5.4.  Binding Effect; Assignability.  This Agreement
                   -----------------------------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No Originator nor the Guarantor may assign any of its rights or delegate its obligations hereunder or any interest herein without the prior written consent of the Purchaser and the

Administrator. Without limiting any other rights that may be available under applicable law, the rights of the Purchaser may be enforced through it or by its agents.

     SECTION 5.5.  Costs, Expenses and Taxes.  In addition to the
                   -------------------------
rights of indemnification granted under Article III, each Originator
                                        -----------
and the Guarantor agrees to pay on demand all costs and expenses, including, without limitation, Attorney Costs incurred by Purchaser in connection with (i) the preparation, execution, delivery and administration (including, without limitation, periodic auditing of Receivables Pool) of this Agreement and the other Transaction Documents,
(ii) any amendment, modification or waiver of any of the foregoing and
(iii) the enforcement of Purchaser's rights and remedies against such Originator or Guarantor under this Agreement and the other Transaction Documents.

     SECTION 5.6.  No Proceedings; Limitation on Payments.
                   --------------------------------------

     (a) Each party hereto hereby agrees that it will not institute against, or join any other Person in instituting against, the Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the latest maturing Note is paid in full.

     (b) Notwithstanding any provisions contained in this Agreement to the contrary, the Purchaser shall not, and shall not be obligated to, pay any amount pursuant to this Agreement unless the Purchaser has excess cash flow from operations or has received funds with respect to such obligation which may be used to make such payment.

     SECTION 5.7.  GOVERNING LAW AND JURISDICTION.
                   ------------------------------

     (a)  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

     (b)  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS
AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY TRANSACTION DOCUMENT. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR

OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW
YORK LAW.

     SECTION 5.8.  Execution in Counterparts.  This Agreement may be
                   -------------------------
executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     SECTION 5.9.  Survival.  The provisions of Section 1.7,
                   --------                     -----------
Section 2.2, Article III, Section 5.1, Section 5.2, Section
-----------  -----------  -----------  -----------         -
5.3, Section 5.4, Section 5.5, Section 5.6, Section 5.7,
---  -----------  -----------  -----------  -----------
Section 5.10, Section 5.11, Section 5.12, Section 5.15 and
------------  ------------  ------------  ------------
Exhibits II, III and IV hereto and of this Section 5.9, shall
-----------  ---     --                    -----------
survive any termination of this Agreement.

     SECTION 5.10.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO WAIVES
                    --------------------
ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH PARTY HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

     SECTION 5.11.  Entire Agreement.  This Agreement embodies the
                    ----------------
entire agreement and understanding of the parties hereto, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof. The Exhibits, Schedules and Annexes to this Agreement shall be deemed incorporated by reference into this Agreement as if set forth herein.

     SECTION 5.12.  Headings.  The captions and headings of this
                    --------
Agreement and in any Exhibit hereto are for convenience of reference only and shall not affect the interpretation hereof or thereof.

     SECTION 5.13.  Addition of Originators.  Additional direct or
                    -----------------------
indirect subsidiaries of Mail-Well, Inc. may be added as Originators hereunder with the consent of the Purchaser and the

Administrator (which consent shall not be unreasonably withheld), provided that the following conditions are satisfied on or before the date of such addition:

     (a) the Servicer shall have given the Purchaser and the Administrator at least five (5) Business Days' prior written notice of such proposed addition and the identity of the proposed additional Originator;

     (b)  such proposed additional Originator has executed and
delivered to the Purchaser and the Administrator an agreement substantially in the form attached hereto as Annex C (each, a
                                             -------
"Joinder Agreement");
 -----------------

     (c) such proposed additional Originator has delivered to the Purchaser and the Administrator each of the documents with respect to such Originator described in paragraphs 1(b), 1(c), 1(d), 1(e),
                             ---------------  ----  ----  ----
1(f), 1(i), 1(j), 1(n) and 1(o) of Exhibit II to the RPA; and
----  ----  ----  ----     ----    ----------

     (d) no event has occurred and is continuing, or would result from the addition of such Originator as a party hereto, that constitutes a Purchase and Sale Termination Event or an Unmatured Purchase and Sale Termination Event.

     SECTION 5.14.  Confidentiality.  Unless otherwise required by
                    ---------------
applicable law, the Originators and the Guarantor agree to maintain the confidentiality of this Agreement and the other Transaction Documents (and all drafts thereof) in communications with third parties and otherwise; provided, however, that this Agreement may be disclosed
           --------  -------
(a) to third parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to the Purchaser and the Administrator, (b) to the Originators' and the Guarantors' legal counsel and auditors if they agree to hold it confidential and (c) as required by any law, rule or regulation.

     SECTION 5.15.  Performance Guaranty.  The Guarantor hereby
                    --------------------
unconditionally and irrevocably (a) guarantees to the Purchaser and each Indemnified Party and their respective successors and assigns the punctual payment and performance, as the case may be, when due of all covenants, obligations, agreements, terms, conditions and indemnities to be performed and observed by each Originator under the Transaction Documents, in each case whether now or hereafter existing, and including all obligations of each Originator in respect of the payment or delivery of any sum or funds, whether for collections, indemnification, payments, fees, interest, expenses or otherwise; (b) agrees to reimburse each of the Purchaser and each Indemnified Party, on demand, in respect of any and all reasonable costs and expenses incurred by such Person in enforcing its rights against any Originator under any of the Transaction Documents (including counsel fees and expenses) and (c) agrees to cause each and every obligation, covenant, agreement and term imposed upon any Originator under the Transaction Documents to be performed (all of the obligations, covenants, agreements and terms described in and not excluded from clauses (a), (b) and (c) above being herein collectively called the "Guaranteed Obligations").

     The obligations of the Guarantor under this Section 5.15
constitute a present and continuing guaranty of payment and performance as set forth in the preceding paragraph, but not of collectibility of any Receivable, and shall be absolute and unconditional, shall not be subject to any counterclaim, set-off, deduction or defense based upon any claim any Originator, the Servicer, the Guarantor, the Purchaser or any Indemnified Party may have against each other or any other Person and shall remain in full force and effect without regard to and shall not be released, discharged or in any way affected or impaired by any thing, event, happening, matter, circumstance or condition whatsoever (whether or not the Guarantor shall have any knowledge or notice thereof or consent thereto, including: (i) any amendment to any of the Transaction Documents including any renewal or extension of the terms of payment (or change in the manner or place of payment) of any sums due or contingently due thereunder or the granting of time in respect of any payment, or any security so furnished or accepted for the sum due or contingently due thereunder or to add any parties thereto (including additional Originators); (ii) any waiver, consent, extension, granting of time, forbearance, indulgence or other action or inaction under or in respect of any Transaction Document or any exercise or nonexercise of any right, remedy or power in respect thereof; (iii) any Insolvency Proceeding, bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceedings with respect to any Originator or the properties or creditors thereof; (iv) any invalidity or any unenforceability of, or any misrepresentation by any Originator, irregularity or other defect in, any Transaction Document or Guaranteed Obligation; (v) any transfer or purported transfer of any asset or interest in property of any Originator; (vi) any consolidation or merger of any Originator with or into any other corporation or entity, or any change whatsoever in the objects, capital structure, constitution or business of any Originator; (vii) the occurrence of any default under any Transaction Document or any failure on the part of any Originator to perform or comply with any term of any Transaction Document or the failure of the Purchaser or any Indemnified Party to exercise any right or remedy arising upon such occurrence;
(viii) any law, regulation or order of any jurisdiction affecting any term of any Guaranteed Obligation or the rights of the Purchaser or any Indemnified Party with respect thereto; (ix) any suit or other action brought by any creditors of the any Originator for any reason whatsoever, including any suit or action in any way attacking or involving any Transaction Document; (x) any assignment or transfer of any interest of the Purchaser or any Indemnified Party in or under any Transaction Document (or any assignment or transfer thereof by any subsequent assignee or transferee), or (xi) any other circumstance which might otherwise constitute a defense (other than payment and performance) available to, or a discharge of, any Originator or any guarantor). The Purchaser or the Indemnified Party will use reasonable efforts to provide notice to the Guarantor in connection with a demand for payment hereunder; provided, however, that the failure or
                       --------  -------
inability of the Purchaser or any Indemnified Party to give such notice at any time shall not impair the ability of the Purchaser or any Indemnified Party to make a claim hereunder, and the Guarantor waives promptness, protest and diligence with respect to any Guaranteed Obligation and any requirement that the Purchaser or any Indemnified Party exhaust any right or take any action against any Originator or with respect to the Receivables or Related Assets (or any interest therein) sold or otherwise transferred or purported to be transferred by the Purchaser or any Indemnified Party, or with respect to any collateral, any other guarantor or any other Person, prior to making demand or receiving payment under this Section 5.15.

     This is a continuing guaranty and shall remain in full force and effect until the date which is one year and one day after all Guaranteed Obligations shall have been paid and performed in full and each of the Transaction Documents have been terminated. The undertakings of the Guarantor hereunder shall continue to be effective or be reinstated, as the case may be, if at any time any payment or other performance of any of the Guaranteed Obligations is rescinded or must otherwise be returned upon the insolvency, bankruptcy or reorganization of any Originator or otherwise, all as though such payment had not been made or such performance had not occurred. If the Guarantor shall make any payment or render any other performance due in respect of the Transaction Documents pursuant to this Section 5.15, until satisfaction in full of the Guaranteed Obligations, the Guarantor shall not assert any claim as a result thereof against any Originator, and until satisfaction in full of the Guaranteed Obligations, the Guarantor shall not assert any right it might otherwise have to be subrogated to the rights of the Purchaser or any Indemnified Party in respect of which such payment or performance shall have been made.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                            MAIL-WELL I CORPORATION,
                            as initial Servicer and as Guarantor


                            By: ____________________________________
                            Name: Robert Meyer
                            Title: Vice President, Treasurer and Tax


                            23 Inverness Way East, Suite 160
                            Englewood, Colorado 80112
                            Attention: Robert Meyer
                            Telephone: (303) 790-8023
                            Facsimile: (303) 768-7380



                            MAIL-WELL TRADE RECEIVABLE
                            CORPORATION, as Purchaser


                            By: ____________________________________
                            Name: Robert Meyer
                            Title: Vice President, Treasurer and Tax


                            23 Inverness Way East, Suite 160
                            Englewood, Colorado 80112
                            Attention: Robert Meyer
                            Telephone: (303) 790-8023
                            Facsimile: (303) 768-7380

                            GRAPHIC ARTS CENTER, INC., as an Originator


                            By: ____________________________________
                            Name: Robert Meyer
                            Title: Vice President, Treasurer and Tax


                            23 Inverness Way East, Suite 160
                            Englewood, Colorado 80112
                            Attention: Robert Meyer
                            Telephone: (303) 790-8023
                            Facsimile: (303) 768-7380



                            MURRAY ENVELOPE CORP.,
                            as an Originator


                            By: ___________________________________
                            Name: Robert Meyer
                            Title: Vice President, Treasurer and Tax


                            23 Inverness Way East, Suite 160
                            Englewood, Colorado 80112
                            Attention:  Robert Meyer
                            Telephone: (303) 790-8023
                            Facsimile: (303) 768-7380

                              MAIL-WELL COMMERCIAL PRINTING, INC.,
                              as an Originator

                              By: ____________________________________
                              Name: Robert Meyer
                              Title: Vice President, Treasurer and Tax


                              23 Inverness Way East, Suite 160
                              Englewood, Colorado 80112
                              Attention: Robert Meyer
                              Telephone: (303) 790-8023
                              Facsimile: (303) 768-7380

                              MAIL-WELL I CORPORATION,
                              as an Originator


                              By: ____________________________________
                              Name: Robert Meyer
                              Title: Vice President, Treasurer and Tax


                              23 Inverness Way East, Suite 160
                              Englewood, Colorado 80112
                              Attention:  Robert Meyer
                              Telephone: (303) 790-8023
                              Facsimile: (303) 768-7380



                              MAIL-WELL LABEL USA, INC.,
                              as an Originator


                              By: ____________________________________
                              Name: Robert Meyer
                              Title: Vice President, Treasurer and Tax


                              23 Inverness Way East, Suite 160
                              Englewood, Colorado 80112
                              Attention: Robert Meyer
                              Telephone: (303) 790-8023
                              Facsimile: (303) 768-7380

                              MAIL-WELL WEST, INC., as an Originator


                              By: ____________________________________
                              Name: Robert Meyer
                              Title: Vice President, Treasurer and Tax


                              23 Inverness Way East, Suite 160
                              Englewood, Colorado 80112
                              Attention: Robert Meyer
                              Telephone: (303) 790-8023
                              Facsimile: (303) 768-7380



                              POSER BUSINESS FORMS INC.,
                              as an Originator


                              By: ____________________________________
                              Name: Robert Meyer
                              Title: Vice President, Treasurer and Tax


                              23 Inverness Way East, Suite 160
                              Englewood, Colorado 80112
                              Attention: Robert Meyer
                              Telephone: (303) 790-8023
                              Facsimile: (303) 768-7380

                              WISCO II, LLC, as an Originator


                              By: ____________________________________
                              Name: Robert Meyer
                              Title: Vice President, Treasurer and Tax


                              23 Inverness Way East, Suite 160
                              Englewood, Colorado 80112
                              Attention: Robert Meyer
                              Telephone: (303) 790-8023
                              Facsimile: (303) 768-7380

                              WISCO III, LLC, as an Originator


                              By: ____________________________________
                              Name: Robert Meyer
                              Title: Vice President, Treasurer and Tax


                              23 Inverness Way East, Suite 160
                              Englewood, Colorado 80112
                              Attention: Robert Meyer
                              Telephone: (303) 790-8023
                              Facsimile: (303) 768-7380

                              EXHIBIT I

                      CONDITIONS OF PURCHASES
                      -----------------------


     1.   Conditions Precedent to Initial Purchase.  The initial
          ----------------------------------------
purchase under this Agreement is subject to the condition precedent that the Purchaser shall have received each of the following (with copies to the Administrator), on or before the date of such purchase, each in form and substance (including the date thereof) satisfactory to the Purchaser and the Administrator:

          (a) The RPA, duly executed by the parties thereto, together with evidence reasonably satisfactory to the Purchaser that all conditions precedent to the initial purchase of an undivided interest thereunder (other than any condition relating to the effectiveness of the purchase commitment under this Agreement) shall have been met; and

          (b) Such other agreements, instruments, UCC financing statements, certificates, opinions and other documents as the Purchaser or the Administrator may reasonably request.

     2.   Conditions Precedent to All Purchases.  Each purchase
          -------------------------------------
(including, without limitation, the initial purchase) hereunder is subject to the satisfaction of each of the following conditions:

          (a) The representations and warranties of each Originator and the Guarantor hereunder shall be true and correct on the date of such purchase (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date), with the same effect as if then made, and each Originator and the Guarantor shall have performed all obligations to be performed by it hereunder on or prior to such date; and

          (b) On or prior to the date of such purchase, such Originator shall have delivered to the Servicer (or one of its sub-servicers) the Contract Documents, in each case relating to the Receivables to be sold on such date.

     3.   Certification as to Representations and Warranties.  Each
          --------------------------------------------------
Originator, by accepting the Purchase Price paid for each purchase of Receivables and Related Assets on any day, shall be deemed to have certified that its representations and warranties contained in Exhibit
                                                               -------
II are true and correct on and as of such day, with the same effect as
--
though made on and as of such day.

     4.   Effect of Payment of Purchase Price.  Upon the payment of
          -----------------------------------
the Purchase Price for any purchase of Receivables and Related Assets, title to such Receivables and Related Assets shall vest in the Purchaser, whether or not the conditions precedent to such purchase were in fact satisfied; provided, that the Purchaser shall not be deemed to
                   --------
have waived any claim it may have under this Agreement for the failure by any Originator in fact to satisfy any such condition precedent to be satisfied by it.

                              EXHIBIT II

                    REPRESENTATIONS AND WARRANTIES
                    ------------------------------

     In order to induce the Purchaser to enter into this Agreement and to make purchases hereunder, each Originator (which, for purposes of paragraphs (a), (b), (c), (d), (e), (f), (i), (k), (r), (u), (w), (x),
(y), and (z), shall include the Guarantor) hereby represents and warrants as follows:

          (a)   Organization and Good Standing.  Such Originator
                ------------------------------
     is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its state of formation, and is duly qualified to do business, and is in good standing, in the jurisdiction where its principal place of business and chief executive office are located and in every other jurisdiction where the nature of its business requires it to be so qualified.

          (b)   Power and Authority; Due Authorization; No
                ------------------------------------------
     Violation.  The execution, delivery and performance by such
     ---------
     Originator of this Agreement and the other Transaction Documents to which it is a party, including, without limitation, such Originator's use of the proceeds of purchases, (i) are within such Originator's powers, (ii) have been duly authorized by all necessary action, (iii) do not contravene or result in a default under or conflict with (1) such Originator's constating documents,
     (2) any law, rule or regulation applicable to such Originator, except to the extent such contravention, default or conflict will not have a Material Adverse Effect, (3) any contractual restriction binding on or affecting such Originator or its property or (4) any order, writ, judgment, award, injunction or decree binding on or affecting such Originator or its property and
     (iv) do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties. This Agreement and the other Transaction Documents to which it is a party have been duly executed and delivered by such Originator.

          (c)   Government Approvals.  No authorization or
                --------------------
     approval or other action by, and no notice to or filing with, any Governmental Authority or other Person is required for the due execution, delivery and performance by such Originator of this Agreement or any other Transaction Document to which it is a party.

          (d)   Validity and Binding Nature.  Each of this
                ---------------------------
     Agreement and the other Transaction Documents to which it is a party constitutes the legal, valid and binding obligation of such Originator enforceable against such Originator in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (e)   Financial Condition.  The balance sheets of Mail-
                -------------------
     Well, Inc. and its subsidiaries as at December 31, 1998, and the related statements of income and retained earnings for the fiscal year then ended, copies of which have been furnished to the Purchaser and the Administrator, fairly represent the financial condition thereof as at such date and the results of operations thereof for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied, and since December 31, 1998 there has been no material adverse change in the business, operations, property or financial or other condition or operations of the Seller, or such Originator the ability of the Seller, or such Originator to perform its obligations under this Agreement or the other Transaction Documents or the collectibility of the Pool Receivables, or which affects the legality, validity or enforceability of the Agreement or the other Transaction Documents.

          (f)   No Proceedings.  There is no pending or threatened
                --------------
     action or proceeding affecting such Originator or any of its Affiliates before any Governmental Authority or arbitrator which could materially adversely affect the business, operations, property, financial or other condition or operations of such Originator or any of its Affiliates, the ability of such Originator to perform its obligations under this Agreement or the other Transaction Documents or the collectibility of the Pool Receivables, or which affects or purports to affect the legality, validity or enforceability of this Agreement or the other Transaction Documents.

          (g)   Use of Proceeds.  No proceeds of any purchase will
                ---------------
     be used to acquire more than 5% of any class of any security in any transaction which is subject to Sections 13 and 14 of the Exchange Act, except for a nonhostile, invited Acquisition of a Person (approved by the board of directors (or other body exercising similar authority) of such Person) by such Originator or any Subsidiary thereof, which does not violate any laws, rules or regulations applicable thereto or any other provision of the Transaction Documents.

          (h)   Quality of Title.  Immediately prior to its sale
                ----------------
     to the Purchaser under this Agreement, such Originator is the legal and beneficial owner of each of the Receivables and Related Assets sold hereunder free and clear of any Adverse Claim; and upon each purchase hereunder, the Purchaser shall acquire a valid and enforceable perfected ownership interest in such Receivables and Related Assets, free and clear of any Adverse Claim. No effective financing statement or other instrument similar in effect covering any such Receivable or Related Asset is on file in any recording office, except those filed in favor of the Purchaser pursuant to this Agreement and in favor of any of the Securitization Parties pursuant to the Transaction Documents and except those which are both (i) indirectly covering any Pool Receivable or the Related Security as proceeds which will be released or terminated within 60 days after the Effective Date and
     (ii) listed on Annex E to the RPA.
                    -------

          (i)   Accuracy of Information.  Each certificate,
                -----------------------
     exhibit, financial statement, document, book, record, report or other information furnished or to be furnished at any time by or on behalf of such Originator to the Purchaser or any Securitization Party in connection with this Agreement is or will be accurate in all material respects as of its date or as of the date so furnished, and no such item contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

          (j)   Offices.  The principal place of business and
                -------
     chief executive office (as such terms are used in the UCC) of such Originator and the office where such Originator keeps its records concerning the Receivables are located at the address referred to in paragraph (b) of Exhibit III.

          (k)   Governmental Authority.  Such Originator is not in
                ----------------------
     violation of any order of any court, arbitrator or Governmental Authority which would have a Material Adverse Effect.

          (l)   Lock-Box Banks and Collection Account Bank.  The
                ------------------------------------------
     names and addresses of all the Lock-Box Banks and Collection Account Bank, together with the account numbers of the related Lock-Box Accounts or Collection Account, as applicable, are specified in Schedule I to the RPA (or at such other Lock-Box
                  ----------
     Banks or Collection Account Bank, as applicable, and/or with such other Lock-Box Accounts or Collection Account, as applicable, as have been notified to the Administrator in accordance with the Agreement) and the Collection Account is subject to the Collection Account Agreement and all Lock-Box Accounts are subject to Lock-Box Agreements, duly executed by the parties thereto (in the case of certain Lock-Box Banks, within 30 days after the date hereof).

          (m)   Federal Reserve Regulations.  No proceeds of any
                ---------------------------
     purchase will be used for any purpose that violates any applicable law, rule or regulation, including, without limitation, Regulations T, U, and X of the Federal Reserve Board.

          (n)   Eligible Receivables.  Each Pool Receivable
                --------------------
     created by such Originator, as of the date it was sold to the Purchaser hereunder, will be an Eligible Receivable unless otherwise specified to the Purchaser and Servicer on such date.

          (o)   No Purchase and Sale Termination Event.  No event
                --------------------------------------
     has occurred and is continuing, or would result from a purchase by the Purchaser hereunder or from the application of the proceeds therefrom, which constitutes a Purchase and Sale Termination Event.

          (p)   Accounting as Sales.  Such Originator has
                -------------------
     accounted for each sale of Receivables and Related Assets hereunder in its books and financial statements as a sale, consistent with generally accepted accounting principles.

          (q)   Compliance With Credit and Collection Policy.
                --------------------------------------------
     Such Originator has complied in all material respects with the Credit and Collection Policy in effect at the time with regard to each Receivable.

          (r)   Compliance with Transaction Documents.  Such
                -------------------------------------
     Originator has complied in all material respects with all of the terms, covenants and agreements contained in this Agreement and the other Transaction Documents and applicable to it.

          (s)   Trade Name.  Such Originator's complete corporate
                ----------
     name is set forth in the preamble to this Agreement, and such Originator does not use and has not during the last five years used any other corporate name, trade name, doing business name or fictitious name, except for names first used after the date of this Agreement and set forth in a notice delivered to the Administrator pursuant to paragraph (b)(iii) of Exhibit III.

          (t)   Intentionally Omitted.

          (u)   Taxes.  Such Originator has filed all material
                -----
     federal and other tax returns and reports required by law to have been filed by it and has paid or made allowances for all material taxes, or made allowances for, and governmental charges thereby shown to be owing.

          (v)   Bulk Sales Act.  No transaction contemplated by
                --------------
     this Agreement or any other Transaction Document requires compliance with, or will be subject to avoidance under, any bulk sales act or similar law.

          (w)   Investment Company Act.  Such Originator is not,
                ----------------------
     and is not controlled by, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an affiliate of a "holding company," or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (x)   Pension Plans.  During the preceding twelve
                -------------
     months, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan, which has given rise to a lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which could result in the incurrence by such Originator of any material liability, fine or penalty. Such Originator has no material unaccrued liability with respect to any post-retirement benefit under a "welfare plan" as defined in Section 3(1) of ERISA, other than liability for continuation coverage described in Part 6 of title I of ERISA.

          (y)   Year 2000 Compliance. Any reprogramming required
                --------------------
     to permit the proper functioning, in and following the year 2000, of the computer application systems used to conduct, operate and manage the business, assets and operations of such Originator, as so reprogrammed, will be completed by September 30, 1999, unless failure to complete such reprogramming could not reasonably be expected to have a Material Adverse Effect. With respect to any computer hardware, such Originator: (i) has initiated a review and assessment of all areas within such Originator's business and operations, (ii) has developed a plan and timeline for addressing any problems which would cause it not to be Year 2000 Compliant on a timely basis, (iii) to date, has implemented such plan in accordance with such timetable and (iv) believes, based upon the foregoing, that the Seller will be Year 2000 Compliant prior to January 1, 2000. There are no additional costs to such Originator relating to becoming Year 2000 Compliant that will result in a Purchase and Sale Termination Event or have a Material Adverse Effect. The computer and management information systems used to conduct, operate and manage the business, assets and operations of such Originator are and with ordinary course upgrading and maintenance (and with any additions to accommodate growth), will continue for the term of this Agreement to be, sufficient to permit such Originator to conduct its business without having a Material Adverse Effect.

          (z)   Insolvency.  (i) The fair value of the property of
                ----------
     such Originator is greater than the total amount of liabilities, including contingent liabilities, of such Originator, (ii) the present fair salable value of the assets of such Originator is not less than the amount that will be required to pay all probable liabilities of such Originator on its debts as they become absolute and matured, (iii) such Originator does not intend to, and does not believe that it will, incur debts or liabilities beyond such Originator's abilities to pay such debts and liabilities as they mature, (iv) such Originator is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Originator's property would constitute unreasonably small capital and (v) the transfer of the Receivables and Related Assets by such Originator will not render such Originator insolvent.

          (aa)  Separate Existence.  The Facts and Assumptions
                ------------------
     with respect to such Originator are true and correct.

                              EXHIBIT III

                               COVENANTS
                               ---------

     Until the later of the Purchase and Sale Termination Date and the Final Payout Date:

          (a)   Compliance with Laws, Etc.  Each Originator and
                --------------------------
     the Guarantor shall comply in all material respects with all applicable laws, rules, regulations and orders, and preserve and maintain its existence, rights, franchises, qualifications, and privileges except to the extent that the failure so to comply with such laws, rules and regulations or the failure so to preserve and maintain such existence, rights, franchises, qualifications, and privileges would not have a Material Adverse Effect.

          (b)   Offices, Records and Books of Account; Etc.  Each
                ------------------------------------------
     Originator (i) shall keep its principal place of business and chief executive office (as such terms are used in the UCC) at the address of such Originator set forth under its name on the signature page to this Agreement and the office where it keeps its records concerning the Pool Receivables created by such Originator at such address or the location for such Originator, if any, specified in Schedule III to the RPA or, upon at least 60 days' prior written notice of a proposed change to the Purchaser and Administrator, at any other address or locations in jurisdictions where all actions reasonably requested by the Purchaser or the Administrator to protect and perfect the interests of the Purchaser and the Securitization Parties in the Receivables Pool and Related Assets have been taken and completed and (ii) shall provide the Purchaser and Administrator with at least 60 days' written notice prior to making any change in such Originator's name or making any other change in such Originator's identity or corporate structure (including, without limitation, a merger) which could render any UCC financing statement filed in connection with this Agreement "seriously misleading" as such term is used in the UCC; each notice to the Purchaser and Administrator pursuant to this sentence shall set forth the applicable change and the effective date thereof. Each Originator also will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Pool Receivables and Related Asset created by such Originator in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records, computer tapes and disks and other information reasonably necessary or advisable for the collection of such Pool Receivables (including, without limitation, records adequate to permit the daily identification of such Pool Receivable and all Collections of and adjustments to such Pool Receivable created by such Originator).

          (c)   Performance and Compliance with Receivables and
                -----------------------------------------------
     Credit and Collection Policy.  Each Originator shall, at its
     ----------------------------
     expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Pool Receivables, and timely and fully comply in all material respects with the Credit and Collection Policy with regard to each Pool Receivable created by such Originator.

                               III-1

          (d)   Ownership Interest, Etc.  Each Originator shall,
                -----------------------
     at its expense, take all action necessary or desirable to establish and maintain in favor of the Purchaser, a valid and enforceable perfected ownership interest in the Receivables Pool and the Related Assets, free and clear of any Adverse Claim, including, without limitation, taking such action to perfect or more fully evidence the interest of the Purchaser under this Agreement as the Purchaser or the Securitization Parties may request.

          (e)   Sales, Liens, Etc.  No Originator shall sell,
                ------------------
     assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any or all of its right, title or interest in, to or under, any Pool Receivable or Related Asset, except to the
     Purchaser hereunder, or assign any right to receive income in respect of any items contemplated by this paragraph (e).
                                               -------------

          (f)   Extension or Amendment of Receivables.  Except as
                -------------------------------------
     provided in the Agreement or the Servicing Agreement, no Originator shall extend the maturity or adjust the Outstanding Principal Balance or otherwise amend, modify or waive the terms of any Pool Receivable.

          (g)   Change in Business or Credit and Collection
                -------------------------------------------
     Policy.  No Originator nor the Guarantor shall make any material
     ------
     change in the character of its business and no Originator shall make any material change in the Credit and Collection Policy, or any change in the Credit and Collection Policy that would adversely affect the collectibility or enforceability of any Pool Receivable or the ability of any Originator to perform its obligations, if any, under any Pool Receivable or under this Agreement or the other Transaction Documents to which it is a party, in each case, without the prior written consent of the Purchaser and the Administrator.

          (h)   Audits.  Each Originator and the Guarantor shall,
                ------
     from time to time during regular business hours as reasonably requested by the Purchaser or the Administrator, permit the Purchaser and/or the Administrator, or its agents or representatives, (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of such Originator or Guarantor relating to the Receivables Pool and Related Assets, and (ii) to visit the offices and properties of such Originator or Guarantor for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Receivables Pool and Related Assets with any of the officers, employees, agents or contractors of such Originator or Guarantor having knowledge of such matters, and shall permit and cooperate with an annual (or more frequently if reasonably required by the Purchaser or Administrator) audit (conducted at such Originator's or Guarantor's expense) of such Originator or Guarantor by the Purchaser or Administrator and the independent accountants selected thereby.

                               III-2

          (i)   Lock Box Accounts and Collection Account.
                ----------------------------------------

               (i) No Originator shall add or terminate any bank as a Lock-Box Bank or any account as a Lock-Box Account from those listed in Schedule I to the RPA, or make any change in its
                    ----------
          instructions to Obligors regarding payments to be made to the Seller or payments to be made to any Lock-Box Account (or related post office box), unless the Purchaser and the Administrator shall have consented thereto in writing and the Purchaser and the Administrator shall have received copies of all agreements and documents (including, without limitation, Lock-Box Agreements) that it may request in connection therewith.

               (ii) Each Originator shall (A) instruct all Obligors to make payments of all Receivables created by such Originator to one or more Lock-Box Accounts or to post office boxes to which only Lock-Box Banks have access (and shall instruct the Lock-Box Banks to cause all items and amounts relating to such Receivables received in such post office boxes to be removed and deposited into a Lock-Box Account on a daily basis), and (B) deposit, or cause to be deposited, any Collections (other than those described in clause (b) of the definition thereof) of Pool Receivables received by it into Lock-Box Accounts not later than two Business Days after receipt thereof. Each Lock-Box Account shall at all times be subject to a Lock-Box Agreement.

               (iii) No Originator shall add or terminate any bank as a Collection Account Bank or any account as a Collection Account from those listed in Schedule I to the Agreement, unless the
                               ----------
          Purchaser and the Administrator shall have consented thereto in writing and the Purchaser and the Administrator shall have received copies of all agreements and documents (including, without limitation, Collection Account Agreements) that it may request in connection therewith.

               (iv) Each Collection Account shall at all times be subject to a Collection Agreement. No Originator will deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Collection Account cash or cash proceeds other than Collections.

          (j)   Marking of Records.  At its expense, each
                ------------------
     Originator shall mark (a) its master data processing records and storage cabinets relating to the Pool Receivables, including with a legend evidencing that the ownership interests in such Pool Receivables have been sold in accordance with this Agreement and
     (b) at the request of the Purchaser or the Administrator following the occurrence of a Purchase and Sale Termination Event, each Pool Receivable with a legend, in form satisfactory to the Purchaser and the Administrator, to the effect that such Pool Receivable have been sold in accordance with this Agreement.

          (k)   Separate Corporate Existence of the Purchaser.
                ---------------------------------------------
     Each Originator and the Guarantor hereby acknowledges that the Purchaser and the Securitization Parties are

                               III-3
     entering into the transactions contemplated by the Transaction Documents in reliance upon the Purchaser's identity as a legal entity separate from the Servicer, the Guarantor and each Originator. Therefore, from and after the date hereof, each Originator and the Guarantor shall take all steps to continue the Purchaser's identity as such a separate legal entity and to make it apparent to third Persons that the Purchaser is an entity with assets and liabilities distinct from those of the Servicer, the Guarantor, any Originator or any other Person, and not a division of the Servicer, the Guarantor, any Originator or any other Person. Without limiting the generality of the foregoing, no Originator nor the Guarantor shall cause, or take any action, or omit to take any action, that would cause the Purchaser to violate any of the provisions contained in paragraph (k) of Exhibit IV to the RPA or would be inconsistent with the Facts and Assumptions.

          (l)   Mergers, Acquisitions, Sales, etc. Any Person (a)
                ---------------------------------
     into which any Originator or the Guarantor may be merged or consolidated, (b) which may result from any merger or consolidation to which any Originator or the Guarantor shall be a party (if such Originator or Guarantor is not the surviving entity), or (c) which may succeed to the properties and assets of any Originator or the Guarantor substantially as a whole, shall be the successor to such Originator or Guarantor under this Agreement without further action on the part of any of the parties to this Agreement; provided, however, that no Originator nor the
                --------  -------
     Guarantor shall be a party to any merger, consolidation or Acquisition with or of another Person (or substantially all of its properties or assets) unless (i) immediately after giving effect to such transaction, no Purchase and Sale Termination Event, and no Unmatured Purchase and Sale Termination Event shall have happened and be continuing, (ii) such Originator or Guarantor shall have delivered to the Administrator (for the benefit of each Securitization Party) an officer's certificate (and, if such Originator or Guarantor is not the surviving entity, an Opinion of Counsel) stating that such consolidation, merger or succession and such agreement of assumption comply with this paragraph (l), and
     (iii) such Originator or Guarantor shall have delivered to the Administrator (for the benefit of each Securitization Party) an officer's certificate (and, if such Originator or Guarantor is not the surviving entity , an Opinion of Counsel) either (A) stating that all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of each Securitization Party in the Pool Receivables, and reciting the details of such filings, or (B) stating that no such action shall be necessary to preserve and protect such interest. Notwithstanding anything herein to the contrary, no Originator nor the Guarantor shall consummate any transaction of a type referred to in clauses (a),
     (b) or (c) above without the prior written consent of the Administrator (except if one Originator is merging or consolidating with another Originator) and unless at or prior thereto the foregoing agreement of assumption shall have been executed and the conditions described in clauses (i), (ii) and
     (iii) shall have been met to the reasonable satisfaction of the Administrator.

                               III-4

          (m)   ERISA Matters.  Each Originator and the Guarantor
                -------------
     shall notify the Purchaser and the Administrator as soon as is practicable and in any event not later than two Business Days after (i) the institution of any steps by such Originator or Guarantor or any other Person to terminate any Pension Plan which could have a Material Adverse Effect, (ii) the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a lien under section 302(f) of ERISA,
     (iii) the taking of any action with respect to a Pension Plan which could result in the requirement that such Originator or Guarantor furnish a bond or other security to the PBGC or such Pension Plan or (iv) the occurrence of any event with respect to any Pension Plan which could have a Material Adverse Effect, or any material increase in the contingent liability of such Originator or Guarantor with respect to any post-retirement "welfare plan" (as defined in Section 3(1) of ERISA) benefit.

          (n)   Reporting Requirements.  Each Originator and the
                ----------------------
     Guarantor will provide to the Purchaser and the Administrator (in multiple copies, if requested by the Administrator) the following:

                (i) as soon as available and in any event within 45 days after the end of the first three quarters of each fiscal year (beginning with the quarter ended June 30, 1999) of Mail-Well, Inc., balance sheets of Mail-Well, Inc. and its subsidiaries as of the end of such quarter and statements of income and retained earnings thereof for the period commencing at the beginning of such previous fiscal year and ending with the end of such quarter, certified by the treasurer or assistant treasurer thereof (as applicable);

                (ii) as soon as available and in any event within 90 days after the end of each fiscal year (beginning with the year ended December 31, 1999) of Mail-Well, Inc., a copy of the annual report for such year for Mail-Well, Inc. and its subsidiaries containing financial statements for such year audited by nationally-recognized independent certified public accountants;

                (iii) as soon as possible and in any event within five days after the occurrence of each Purchase and Sale Termination Event or event which, with the giving of notice or lapse of time, or both, would constitute a Purchase and Sale Termination Event, a statement of the treasurer or assistant treasurer of such Originator or Guarantor setting forth details of such Purchase and Sale Termination Event or event and the action that such Originator or Guarantor has taken and proposes to take with respect thereto;

                (iv) promptly after the sending or filing thereof, copies of all reports that may be material to the transactions contemplated hereby that such Originator or Guarantor sends to any of its security holders, and copies of all reports and registration statements that such Originator or Guarantor or any

                               III-5
          subsidiary files with the Securities and Exchange Commission or any national securities exchange;

                (v) promptly after the filing by such
          Originator or Guarantor or receiving notice or knowledge thereof, copies of all reports and notices that such Originator or Guarantor or any Affiliate files under ERISA with the Internal Revenue Service or the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or that such Originator or Guarantor or any Affiliate receives from any of the foregoing or from any multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) to which such Originator or Guarantor or any Affiliate is or was, within the preceding five years, a contributing employer, in each case in respect of the assessment of withdrawal liability or an event or condition which could result in the imposition of liability on such Originator or Guarantor and/or any such Affiliate in excess of $500,000 or which, in the aggregate, could have a Material Adverse Effect;

                (vi) at least 60 days prior to any change in such Originator's name or any other change requiring the amendment of UCC financing statements, a notice setting forth such changes and the effective date thereof;

                (vii) such other information respecting the Receivables or the condition or operations, financial or otherwise, of such Originator or Guarantor or any of its Affiliates as the Purchaser or the Administrator may from time to time reasonably request;

                (viii) promptly after such Originator or Guarantor obtains knowledge thereof, notice of any (a) litigation, investigation or proceeding which may exist at any time between such Originator or Guarantor and any Governmental Authority which, if not cured or if adversely determined, as the case may be, could have a Material Adverse Effect; or (b) litigation or proceeding affecting
          (i) such Originator or Guarantor which could have a Material Adverse Effect which is not covered by insurance or in which injunctive or similar relief is sought or (c) litigation or proceedings relating to any Transaction Document;

                (ix) promptly after the occurrence thereof, notice of a material adverse change in the business, operations, property or financial or other condition of such Originator or Guarantor.

          (o)  Year 2000 Compliance. Each Originator and the
                    --------------------
     Guarantor shall promptly notify the Administrator in the event such Originator or Guarantor discovers or determines that any computer application (including those of its suppliers or vendors) that is material to its business and operations will not be Year 2000 Compliant on a timely basis, except to the extent that any such failure to comply could not reasonably be

                               III-6
     expected to have a Material Adverse Effect and could not reasonably be expected to cause a Termination Event.

          (p)   Delivery of Credit and Collection Policy.  Each
                ----------------------------------------
     Originator shall deliver to the Purchaser and the Administrator a document that sets forth the Credit and Collection Policy, which document shall be reasonably satisfactory, in form and substance, to the Purchaser and the Administrator.

                               III-7

                              EXHIBIT IV

                PURCHASE AND SALE TERMINATION EVENTS
                ------------------------------------


     Each of the following events or occurrences described in this
Exhibit IV shall constitute a "Purchase and Sale Termination Event":
----------                     -----------------------------------

          (a) A Termination Event of the type described in Exhibit V to the RPA shall have occurred; or

          (b) Any Originator or the Guarantor shall fail to make any payment required under this Agreement or under any other Transaction Document, and such failure shall remain unremedied for more than two Business Days after any Originator or the Guarantor had actual knowledge or notice thereof, of should have known, after the exercise of reasonable diligence thereof; or

          (c) Any representation or warranty made or deemed to be made by any Originator or the Guarantor (or any of its officers) under or in connection with this Agreement or any other Transaction Document or any other writing or certificate delivered by any Originator or the Guarantor pursuant to such Transaction Document shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered and shall remain incorrect or untrue for more than 10 days after any Originator or the Guarantor had actual knowledge or notice thereof, or should have known, after the exercise of reasonable diligence, thereof; or

          (d) Any Originator or the Guarantor shall fail in any material respect to perform or observe any other term, covenant or agreement contained in this Agreement or any other Transaction Document on its part to be performed or observed and any such failure shall remain unremedied for ten days after any Originator or the Guarantor had actual knowledge or notice thereof, or should have known, after the exercise of reasonable diligence, thereof; or

          (e) This Agreement shall for any reason (other than pursuant to the terms hereof) cease to create in favor of the Purchaser a valid and enforceable perfected ownership interest in each Pool Receivable and Related Asset in favor of the Purchaser free and clear of any Adverse Claim; or

          (f) Any Originator or the Guarantor or any Affiliate thereof shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Originator or the Guarantor or any Affiliate thereof seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or any Originator or the Guarantor or any Affiliate thereof shall take any corporate action to authorize any of the actions set forth above in this paragraph (g).

                               ANNEX A

                             DEFINITIONS
                             -----------

     As used in the Agreement (including Exhibits and Annexes), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined). Unless otherwise indicated, all Section, Annex, Exhibit and Schedule references in this Annex are Sections of and Annexes, Exhibits and Schedules to the Agreement.

     "Agreement" means this Purchase and Sale Agreement, amended,
      ---------
supplemented or otherwise modified from time to time in accordance with the Transaction Documents.

     "Cost Rate" means, for any Originator on any Servicer Report
      ---------
Date, the percentage established on such Servicer Report Date as such by agreement of such Originator and the Purchaser; provided, however,
                                                --------  -------
that if such Originator and the Purchaser are unable to so agree as to the Cost Rate applicable to any Servicer Report Date, the Cost Rate shall equal the product of (i) the quotient of the Average Maturity divided by 180 multiplied by (ii) the sum of (a) the Eurodollar Rate on such Servicer Report Date plus (b) 1.125% plus (c) the Servicing Fee Rate on such Servicer Report Date plus (d) the amount, expressed as a per annum percentage rate, of any fees, costs and expenses incurred by the Purchaser during the month immediately preceding such Servicer Report Date (and not accounted for in clauses (a), (b) or (c) above), including, without limitation, reserve costs, tax payments, commitment fees and indemnity obligations of the Purchaser for which the Purchaser is not indemnified pursuant to this Agreement; provided, however,
                                               --------  -------
that, for purposes of minimizing fluctuations in the rate calculated as the Cost Rate, the Purchaser may allocate and spread any unscheduled or unaccruable costs and expenses of the Purchaser over several Servicer Reporting Dates, subject to the requirement that such allocation be reasonably calculated to allow the Purchaser to recover such costs and expenses over a reasonable period of time.

     "Discount" means, for any Receivable of any Originator, the
      --------
product of the Outstanding Principal Balance of such Receivable multiplied by the sum of the Loss Rate plus the Cost Rate for such Originator as measured on the preceding Servicer Report Date.

     "Guaranteed Obligations" has the meaning set forth in
      ----------------------
Section 5.15 of the Agreement.

     "Guarantor" has the meaning set forth in the preamble to the
      ---------                                   --------
Agreement.

     "Joinder Agreement" has the meaning set forth in
      -----------------
Section 5.13(b) of the Agreement.
---------------

     "Loss Rate" means, for any Originator on any Servicer Report
      ---------
Date, the percentage established on such Servicer Report Date as such by agreement of such Originator and the Purchaser; provided, however,
                                                --------  -------
that if such Originator and the Purchaser are unable to so agree as to the Loss Rate applicable to any Servicer Report Date, the Loss Rate shall mean the ratio,

                               Annex A-1
expressed as a percentage, of (i) the losses (i.e., write-offs to the
                                              ----
bad debt reserve or other write-offs consistent with the Credit and Collection Policy, in each case, net of recoveries) recognized for all Receivables generated by such Originator during the six (6) preceding Monthly Periods divided by (ii) the Collections on all Receivables generated by such Originator received during such six (6)preceding Monthly Periods.

     "Officer's Certificate" has the meaning set forth in the
      ---------------------
Servicing Agreement.

     "Opinion of Counsel" has the meaning set forth in the Servicing
      ------------------
Agreement.

     "Originator" has the meaning set forth in the preamble to the
      ----------                                   --------
Agreement.

     "Originator Note" has the meaning set forth in Section 1.5(b)
      ---------------                               --------------
of the Agreement.

     "Payment Day" has the meaning set forth in Section 1.4(a) of
      -----------                               --------------
the Agreement.

     "Pension Plan" means a "pension plan", as such term is defined
      ------------
in section 3(2) of ERISA, which is subject to title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which any Originator, the Servicer, the Guarantor or the Purchaser or any corporation, trade or business that is, along with any Originator, the Servicer, the Guarantor or the Purchaser, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in sections 414(b) and 414(c), respectively, of the Internal Revenue Code of 1986, as amended, or section 4001 of ERISA may have any liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

     "Purchase and Sale Termination Date" means the date determined
      ----------------------------------
in accordance with Section 2.3 of the Agreement.
                   -----------

     "Purchase Price" has the meaning set forth in Section 1.3 of
      --------------                               -----------
the Agreement.

     "Purchaser" has the meaning set forth in the preamble to the
      ---------                                   --------
Agreement.

     "Related Assets" has the meaning set forth in Section 1.1.
      --------------                               -----------

     "Repurchase Amount" has the meaning set forth in Section 1.7
      -----------------                               -----------
of the Agreement.

     "RPA" has the meaning set forth in recital A to the Agreement.
      ---                               ---------

     "Unmatured Purchase and Sale Termination Event" means any event
      ---------------------------------------------
or condition which but for the giving of notice or lapse of time, or both, would constitute a Purchase and Sale Termination Event.

                               Annex A-2

                               ANNEX B

                       FORM OF ORIGINATOR NOTE


                                              ___ ____, 199__

     FOR VALUE RECEIVED, the undersigned, MAIL-WELL TRADE RECEIVABLES CORPORATION, a Nevada corporation (the "Purchaser"), promises to pay
                                        ---------
to [NAME OF ORIGINATOR], a __________ corporation (the "Originator"),
                                                        ----------
on the terms and subject to the conditions set forth herein and in the Purchase and Sale Agreement referred to below, the aggregate unpaid Purchase Price of all Receivables and Related Assets purchased and to be purchased by the Purchaser from the Originator pursuant to the Purchase and Sale Agreement (subject to adjustment pursuant to Section 1.7 of such Purchase and Sale Agreement). Such amount as shown in the records of the Servicer will be rebuttable presumptive evidence of the principal amount owing under this Note.

     1.   Purchase and Sale Agreement.  This Note is an "Originator
          ---------------------------
Note" described in, and is subject to the terms and conditions set forth in, the Purchase and Sale Agreement, dated as of July 1, 1999 (as amended, supplemented, or otherwise modified from time to time, the "Purchase and Sale Agreement"), among the Purchaser, Mail-Well I
 ---------------------------
Corporation, as initial servicer and as guarantor, and the originators
from time to time party thereto, including the Originator.   Reference
is hereby made to the Purchase and Sale Agreement for a statement of certain other rights and obligations of the Purchaser and the Originator. In the case of any conflict between the terms of this Note and the terms of the Purchase and Sale Agreement, the terms of the Purchase and Sale Agreement shall control.

     2.   Definitions.  Capitalized terms used (but not defined)
          -----------
herein have the meanings ascribed thereto in the Purchase and Sale Agreement or in the RPA (as defined in the Purchase and Sale Agreement). In addition, as used herein, the following terms have the following meanings:

          "Final Maturity Date" means the date that falls  one year
           -------------------
     and one day after the later of (x) the Purchase and Sale
     Termination Date and (y) the Final Payout Date.

          "Junior Liabilities" means all obligations of the
           ------------------
     Purchaser to the Originator under this Note.

          "Senior Agent" means the Administrator.
           ------------

          "Senior Interests" means (a) the undivided percentage
           ----------------
     ownership interests acquired by the Senior Interest Holders pursuant to the RPA and (b) all obligations of the Purchaser to the Senior Interest Holders, howsoever created, arising or

                               Annex B-1
     evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due on or before the Final Maturity Date.

          "Senior Interest Holders" means, collectively, the Senior
           -----------------------
     Agent, the Issuer, the Alternate Purchasers and the other
     Indemnified Parties.

          "Subordination Provisions" means, collectively, clauses
           ------------------------                       -------
     (a) through (k) of Section 7 hereof.
     ---         ---    ---------

     3.   Interest.  Subject to the Subordination Provisions, the
          --------
Purchaser promises to pay interest on the aggregate unpaid principal amount of this Note outstanding on each day at a variable rate per
                                                               ---
annum equal to the Alternate Rate, as determined by the Servicer.
-----

     4.   Interest Payment Dates.  Subject to the Subordination
          ----------------------
Provisions, the Purchaser shall pay accrued interest on this Note on each Settlement Date and on the Final Maturity Date (or, if any such day is not a Business Day, the next succeeding Business Day). The Purchaser also shall pay accrued interest on the principal amount of each prepayment hereof on the date of each such prepayment.

     5.   Basis of Computation.  Interest accrued hereunder shall be
          --------------------
computed for the actual number of days elapsed on the basis of a 360-day year.

     6.   Principal Payment Dates.  Subject to the Subordination
          -----------------------
Provisions, any unpaid principal of this Note shall be paid on the Final Maturity Date (or, if such date is not a Business Day, the next succeeding Business Day). Subject to the Subordination Provisions, the principal amount of and accrued interest on this Note may be prepaid on any Business Day without premium or penalty.

     7.   Subordination Provisions.  The Purchaser covenants and
          ------------------------
agrees, and the Originator, by its acceptance of this Note, likewise covenants and agrees, that the payment of all Junior Liabilities is hereby expressly subordinated in right of payment to the payment and performance of the Senior Interests to the extent and in the manner set forth in the following clauses of this Section 7:
                                       ---------

          (a) No payment or other distribution of the Purchaser's assets of any kind or character, whether in cash, securities, or other rights or property, shall be made on account of this Note except to the extent such payment or other distribution is (i) permitted under the RPA and (ii) made pursuant to Section 4 or 6
                                                       ---------    -
     of this Note;

          (b) If the Purchaser has taken any action or suffered any event to occur of the type described in subsection (g) of
                                             --------------
     Exhibit V to the RPA or any other Insolvency Proceeding or the
     ---------
     Purchase and Sale Termination Date has occurred, then the Senior Interests shall first be paid and performed in full and in cash before

                               Annex B-2
     the Originator shall be entitled to receive and to retain any payment or distribution in respect of the Junior Liabilities. In order to implement the foregoing: (x) all payments and distributions of any kind or character in respect of the Junior Liabilities to which the Originator would be entitled except for this subsection 7.(b) shall be made directly to the Senior Agent
          ----------------
     (for the benefit of the Senior Interest Holders); and (y) the Originator hereby irrevocably agrees that the Senior Agent, in the name of the Originator or otherwise, may demand, sue for, collect, receive and receipt for any and all such payments or distributions, and file, prove and vote or consent in any such proceeding with respect to any and all claims of the Originator relating to the Junior Liabilities, in each case until the Senior Interests shall have been paid and performed in full and in cash.

          (c) In the event that the Originator receives any payment or other distribution of any kind or character from the Purchaser or from any other source whatsoever, in respect of the Junior Liabilities, other than as expressly permitted by the terms of this Note, such payment or other distribution shall be received in trust for the Senior Interest Holders and shall be turned over by the Originator to the Senior Agent (for the benefit of the Senior Interest Holders) forthwith. All payments and distributions received by the Senior Agent in respect of this Note, to the extent received in or converted into cash, may be applied by the Senior Agent (for the benefit of the Senior Interest Holders) first to the payment of any and all reasonable expenses (including, without limitation, reasonable attorneys' fees and other legal expenses) paid or incurred by the Senior Agent or the Senior Interest Holders in enforcing these Subordination Provisions, or in endeavoring to collect or realize upon the Junior Liabilities, and any balance thereof shall, solely as between the Originator and the Senior Interest Holders, be applied by the Senior Agent toward the payment of the Senior Interests in a manner determined by the Senior Agent to be in accordance with the Receivables Purchase Agreement; but as between the Purchaser and its creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Interests.

          (d) Upon the final payment in full and in cash of all Senior Interests, the Originator shall be subrogated to the rights of the Senior Interest Holders to receive payments or distributions from the Purchaser that are applicable to the Senior Interests until the Junior Liabilities are paid in full.

          (e) These Subordination Provisions are intended solely for the purpose of defining the relative rights of the Originator, on the one hand, and the Senior Interest Holders, on the other hand. Nothing contained in the Subordination Provisions or elsewhere in this Note is intended to or shall impair, as between the Purchaser, its creditors (other than the Senior Interest Holders) and the Originator, the Purchaser's obligation, which is unconditional and absolute, to pay the Junior Liabilities as and when the same shall become due and payable in accordance with

                               Annex B-3
      the terms hereof and of the Purchase and Sale Agreement or to affect the relative rights of the Originator and creditors of the Purchaser (other than the Senior Interest Holders).

          (f) The Originator shall not, until the Senior Interests have been finally paid and performed in full and in cash,
     (i) cancel, waive, forgive, transfer or assign, or commence legal proceedings to enforce or collect, or subordinate to any obligation of the Purchaser, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due, other than the Senior Interests, the Junior Liabilities, or any rights in respect thereof or (ii) convert the Junior Liabilities into an equity interest in the Purchaser, unless, in the case of each of clauses (i) and (ii) above, the Originator shall have received
     -----------     ----
     the prior written consent of the Senior Agent in each case.

          (g) The Originator shall not, without the advance written consent of the Senior Agent, commence, or join with any other Person in commencing, any Insolvency Proceedings with respect to the Purchaser until at least one year and one day shall have passed since the Senior Interests shall have been finally paid and performed in full and in cash.

          (h) If, at any time, any payment (in whole or in part) made with respect to any Senior Interest is rescinded or must be restored or returned by a Senior Interest Holder (whether in connection with any Event of Bankruptcy or otherwise), these Subordination Provisions shall continue to be effective or shall be reinstated, as the case may be, as though such payment had not been made.

          (i) Each of the Senior Interest Holders may, from time to time, at its sole discretion, without notice to the Originator, and without waiving any of its rights under these Subordination Provisions, take any or all of the following actions: (i) retain or obtain an interest in any property to secure any of the Senior Interests; (ii) retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to any of the Senior Interests; (iii) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Interests, or release or compromise any obligation of any nature with respect to any of the Senior Interests; (iv) amend, supplement, or otherwise modify any Transaction Document; and (v) release its security interest in, or surrender, release or permit any substitution or exchange for all or any part of any rights or property securing any of the Senior Interests, or extend or renew for one or more periods (whether or not longer than the original period), or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such rights or property.

          (j) The Originator hereby waives: (i) notice of acceptance of these Subordination Provisions by any of the Senior Interest Holders; (ii) notice of the

                               Annex B-4
     existence, creation, non-payment or non-performance of all or any of the Senior Interests; and (iii) all diligence in enforcement, collection or protection of, or realization upon the Senior
     Interests, or any thereof, or any security therefor.

          (k) These Subordination Provisions constitute a continuing offer from the Purchaser to all Persons who become the holders of, or who continue to hold, Senior Interests; and these Subordination Provisions are made for the benefit of the Senior Interest
     Holders, and the Senior Agent may proceed to enforce such provisions on behalf of each of such Persons.

     8.   Amendments, Etc.  No failure or delay on the part of the
          ---------------
Originator in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No amendment, modification or waiver of, or consent with respect to, any provision of this Note shall in any event be effective unless (a) the same shall be in writing and signed and delivered by the Purchaser and the Originator, and (b) all consents required for such actions under the Transaction Documents shall have been received by the appropriate Persons.

     9.   Limitation on Interest.  Notwithstanding anything in this
          ----------------------
Note to the contrary, the Purchaser shall never be required to pay unearned interest on any amount outstanding hereunder, and shall never be required to pay interest on the principal amount outstanding hereunder, at a rate in excess of the maximum interest rate that may be contracted for, charged or received without violating applicable federal or state law.

     10.  No Negotiation.  This Note is not negotiable.
          --------------

     11.  Governing Law.  THIS NOTE SHALL GOVERNED BY, AND CONSTRUED
          -------------
IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     12.  Captions.  Paragraph captions used in this Note are
          --------
provided solely for convenience of reference only and shall not affect the meaning or interpretation of any provision of this Note.

                               Annex B-5

     IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its officer thereunto duly authorized on the date first above written.



                          MAIL-WELL TRADE RECEIVABLES CORPORATION, a Colorado corporation


                          By:_____________________________________
                          Title:__________________________________


                               Annex B-6

                           ANNEX C

                 FORM OF JOINDER AGREEMENT
                 -------------------------


     THIS JOINDER AGREEMENT, dated as of           , 199  (this
                                         ----------     -
"Agreement") is executed by                     , a corporation
 ---------                  --------------------
organized under the laws of             (the "Additional
                            -----------       ----------
Originator"), with its principal place of business located at
----------
_______________.


                          BACKGROUND

     i. Mail-Well Trade Receivables Corporation, as Purchaser, MailWell I Corporation, as initial servicer and the guarantor, and the Originators from time to time party thereto, have entered into the Purchase and Sale Agreement, dated as of July 1, 1999 (as amended, supplemented or otherwise from time to time, the "Purchase and Sale
                                                  -----------------
Agreement").
---------

     ii. The Additional Originator desires to become an Originator pursuant to Section 5.13 of the Purchase and Sale Agreement.
            ------------

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Additional Originator hereby agrees as follows:

     SECTION 1. Definitions.  Capitalized terms used in this
                -----------
Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Purchase and Sale Agreement or in the RPA (as defined in the Purchase and Sale Agreement).

     SECTION 2. Transaction Documents.  The Additional Originator
                ---------------------
hereby agrees that it shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be a party to (as if it were an original signatory to), the Purchase and Sale Agreement. From and after the later of the date hereof and the date that the Additional Originator has complied with all of the requirements of Section 5.13 of the
                                             ------------
Purchase and Sale Agreement, the Additional Originator shall be an Originator for all purposes of the Transaction Documents and on such date, and thereafter, shall sell, transfer, assign and convey its Receivables and Related Assets in accordance with Section 1.2 of the Purchase and Sale Agreement. The Additional Originator hereby acknowledges that it has received copies of the Purchase and Sale Agreement, its Originator Note and the other Transaction Documents

     SECTION 3. Representations and Warranties.  The Additional
                ------------------------------
Originator hereby makes all of the representations and warranties set forth in Exhibit II of the Purchase and Sale Agreement as of the date
         ----------
hereof, as if such representations and warranties were fully set forth herein. The Additional Originator hereby represents and warrants that the chief place of business and chief executive office of the Additional Originator, and the offices where the

                               Annex C-1

Additional Originator keeps all of its books, records and documents evidencing or otherwise relating to the Receivables generated by it, and the Related Assets, at the addresses set forth below:

          _____________________________
          _____________________________
          _____________________________

     SECTION 4. Miscellaneous.  This Agreement shall be governed
                -------------
by, and construed in accordance with, the internal laws of the State of New York. This Agreement shall be binding upon, and shall inure to the benefit of, the Additional Originator and its successors and permitted assigns.

                               Annex C-2

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its duly authorized officer as of the date and year first above written.

                              [NAME OF ADDITIONAL ORIGINATOR]


                              By:_________________________________________
                                 Name Printed:____________________________
                                 Title:___________________________________


Consented to:

MAIL-WELL TRADE RECEIVABLES CORPORATION


By:______________________________
   Name:_________________________
   Title:________________________


MAIL-WELL I CORPORATION


By:______________________________
   Name:_________________________
   Title:________________________


Acknowledged by:

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS BANK, as Administrator


By:______________________________
   Name:_________________________
   Title:________________________

                               Annex C-3

                          FIRST AMENDMENT TO
                      PURCHASE AND SALE AGREEMENT


     THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT, dated as of July 1, 1999 (this "Amendment"), is entered into among the Originators
                    ---------
from time to time party thereto (the "Originators"), MAIL-WELL I
                                      -----------
CORPORATION, a Delaware corporation, as initial Servicer (the "Servicer") and as guarantor (the "Guarantor"), and MAIL-WELL TRADE
 --------                          ---------
RECEIVABLES CORPORATION, a Colorado corporation, as purchaser (the
"Purchaser").
 ---------

                                RECITALS

     1. The Originators, the Servicer, the Guarantor and the Purchaser are parties to the Purchase and Sale Agreement, dated as of July 1, 1999 (the "Agreement"); and
      ---------

     2. The parties hereto desire to amend the Agreement as set forth herein.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.  Certain Defined Terms. Capitalized terms used but not
         ---------------------
defined herein shall have the meaning set forth in Annex A to the Agreement or in Exhibit I to the Receivables Purchase Agreement.

     2.  Amendments to the Agreement.  The Agreement is hereby
         ---------------------------
amended as follows:

               2.1 A new Section 1.2(e) is hereby added to the Agreement to be and to read as follows:

                     (e) Additional Included Sites.  Upon the addition
                         -------------------------
          of a new location as an Included Site pursuant to Section
          4.15 of the RPA, the applicable Originator hereby sells, transfers, assigns and conveys to Purchaser (without any formal or other instrument of assignment and without further action by any Person) all of its right, title and interest to all of the Receivables and Related Assets of such Originator with respect to such new location that exist at the opening of such Originator's business on the date such location is added as Included Site. After the initial purchase under this paragraph (e), regular purchases will be made in accordance with paragraph (b) above.

          2.2 Clause (ii)(A) of paragraph (i) in Exhibit III to the Agreement is hereby amended by adding the following proviso, immediately prior to the comma, at the end thereof:

          ; provided, however, that the Obligors of Receivables originated by WISCO II, LLC or WISCO III, LLC may be instructed to make payments directly to the Servicer (or any sub-servicer), which payments shall be deposited by the Servicer (or such sub-servicer) into a Lock-Box Account not later than two Business Days after receipt thereof.

          2.3 The first proviso of the definition of "Cost Rate" in Annex A to the Agreement is hereby amended and restated to be and to read as follows:

          provided, however, that if such Originator and the
          --------  -------
          Purchaser are unable to so agree as to the Cost Rate applicable to any Servicer Report Date, the Cost Rate shall equal the product of (i) the quotient of the Average Maturity divided by 360 multiplied by (ii) the sum of (a) the highest Alternate Rate or CP Rate applicable to any Portion of Capital on such Servicer Report Date plus (b) the Servicing Fee Rate on such Servicer Report Date plus (c) the amount, expressed as a per annum percentage rate, of any fees, costs and expenses incurred by the Purchaser during the month immediately preceding such Servicer Report Date (and not accounted for in clauses (a) or (b) above), including, without limitation, reserve costs, tax payments, commitment fees and indemnity obligations of the Purchaser for which the Purchaser is not indemnified pursuant to this Agreement;

     3.   Effect of Amendment. Except as expressly amended and
          -------------------
modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

     4.   Counterparts. This Amendment may be executed in any number
          ------------
of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     5.   Governing Law. This Amendment shall be governed by, and
          -------------
construed in accordance with, the law of the State of New York without regard to any otherwise applicable principles of conflicts of law.

     6.   Section Headings. The various headings of this Amendment are
          ----------------
included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

                    [signature pages on next page]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                              MAIL-WELL I CORPORATION,
                              as initial Servicer and as Guarantor


                              By: _______________________________________
                              Name: Robert Meyer
                              Title: Vice President, Treasurer and Tax


                              MAIL-WELL TRADE RECEIVABLE CORPORATION,
                              as Purchaser


                              By: _______________________________________
                              Name: Robert Meyer
                              Title: Vice President, Treasurer and Tax


                              GRAPHIC ARTS CENTER, INC., as an Originator


                              By: _______________________________________
                              Name: Robert Meyer
                              Title: Vice President, Treasurer and Tax


                              MURRAY ENVELOPE CORP.,
                              as an Originator


                              By: _______________________________________
                              Name: Robert Meyer
                              Title: Vice President, Treasurer and Tax

                              MAIL-WELL COMMERCIAL PRINTING, INC.,
                              as an Originator


                              By: ____________________________________
                              Name: Robert Meyer
                              Title: Vice President, Treasurer and Tax


                              MAIL-WELL I CORPORATION,
                              as an Originator


                              By: ____________________________________
                              Name: Robert Meyer
                              Title: Vice President, Treasurer and Tax


                              MAIL-WELL LABEL USA, INC.,
                              as an Originator


                              By: ____________________________________
                              Name: Robert Meyer
                              Title: Vice President, Treasurer and Tax


                              MAIL-WELL WEST, INC., as an
                              Originator


                              By: ____________________________________
                              Name: Robert Meyer
                              Title: Vice President, Treasurer and Tax


                              POSER BUSINESS FORMS INC.,
                              as an Originator


                              By: ____________________________________
                              Name: Robert Meyer
                              Title: Vice President, Treasurer and Tax

                              WISCO II, LLC, as an Originator


                              By: ____________________________________
                              Name: Robert Meyer
                              Title: Vice President, Treasurer and Tax


                              WISCO III, LLC, as an Originator


                              By: ____________________________________
                              Name: Robert Meyer
                              Title: Vice President, Treasurer and Tax